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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 4, 2006

                          MEDSTRONG INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035              95-4855709
----------------------------- ----------------------- -----------------------
(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                  350 Bedford Street, Suite 203, Stamford, CT      06901
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               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code: (203) 352-8800
                                                    -------------------

    -------------------------------------------------------------------------
           Former name or former address, if changed since last report


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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ITEM 3.02. Unregistered Sales of Equity Securities


The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                     Principal                                  Total Offering Price/
  Date                     Title and Amount          Purchaser              Underwriter         Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
May 4, 2006               40,000,000 shares of      Mountain View                  NA           $40,000/NA
                          common stock              Capital Partners,
                                                    Inc.-Private investor
------------------------- ------------------------- ---------------------- -------------------- ----------------------

ITEM 9.01. Financial Statements and Exhibits.

10.22 Subscription Agreement, dated May 4, 2006, between the Company and Mountain View Capital Partners, Inc.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MEDSTRONG INTERNATIONAL CORPORATION


                            By   /s/ Jeanine M. Folz
                               ------------------------------
                               Jeanine M. Folz, Interim Chief Executive Officer

                               Date: May 10, 2006


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Exhibit 10.22

                       MEDSTRONG INTERNATIONAL CORPORATION
                       -----------------------------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                                                                    May 4, 2006



MedStrong International Corporation
350 Bedford Street, Suite 203
Stamford, CT 06901

Gentlemen:

         1. Subscription. The undersigned hereby subscribes for the purchase of Forty Million (40,000,000) shares of Common Stock, par value $.001 per share (the "Shares"), of Medstrong International Corporation, a Delaware corporation (the "Corporation"), for a price of $.001 per share.

         The undersigned has tendered a check or wire transferred to the Corporation the amount of $40,000.00 for the Shares purchased hereunder. Such check or funds and two signed copies of this Subscription Agreement shall be delivered to the Corporation at its address above, attention: Jeanine Folz.

         The undersigned further agrees that this subscription is and shall be irrevocable, but the obligations hereunder will terminate if this subscription is not accepted in full by the Corporation.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         2. Representations and Warranties. The undersigned acknowledges, represents, warrants and agrees as follows:

                  (a) He or she has reviewed the Corporation's filings under the Securities Exchange Act of 1934, as amended, and other information and materials in respect to the Corporation's business and its operations, and makes and enters into this Subscription Agreement with full knowledge of the terms and conditions contained herein. The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by his or her attorney and/or his or her accountant and/or his or her Purchaser Representative(s), if any, as such term is defined in Regulation D promulgated under Securities Act of 1933 (the "1933 Act"). The undersigned and/or his or her advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Corporation, or a person or persons acting on behalf of the Corporation, concerning the Shares, and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned or his or her advisor(s) in connection with the offering of the Shares.

                  (b) The undersigned is willing and able to bear the economic risk of an investment in the Shares in an amount equal to the total subscription amount. In making this statement, consideration has been given to whether the undersigned could afford to hold the Shares for an indefinite period and whether, at this time, the undersigned could afford a complete loss.

                  (c) The undersigned has adequate means of providing for his or her current needs and possible personal contingencies, and the undersigned anticipates no need now or in the foreseeable future to sell the Shares for which he or she is subscribing. The undersigned's commitment to investments which are not readily marketable is not disproportionate to his or her net worth and his or her investment in the Shares will not cause his or her overall commitment to become excessive.

                  (d) The undersigned is aware that his or her investment in the Corporation involves a high degree of risk and that the undersigned could lose the total amount of his or her investment. The undersigned recognizes that the Corporation has a limited financial and operating history and has not operated profitably since inception.

                  (e) The undersigned is an "accredited" investor as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act. The undersigned and/or his or her advisors and/or his or her Purchaser Representative(s) (if applicable) have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of investment in the Corporation and of making an informed investment decision with respect thereto. The undersigned has acknowledged to the Corporation in writing the name and address of any Purchaser Representative acting on behalf of the undersigned in connection with evaluating the merits and risks of this proposed investment. Each Purchaser Representative, if any, has confirmed in writing to the undersigned the specific details of any and all past, present or future relationships, actual or contemplated, between himself or herself or his or her affiliates and the Corporation or any of its affiliates and any compensation received or to be received as a result of any such relationships.

                  (f) The Shares are being purchased solely for his or her own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others and no other person has a direct or indirect beneficial interest in such Shares.

                  (g) The undersigned realizes that he or she may not be able to sell or dispose of the Shares, as a public market for them may not develop and agrees not to transfer, sell, or otherwise dispose of the Shares in the absence of an effective registration statement under the 1933 Act or unless his or her counsel, whose opinion shall be acceptable to the Corporation, is of the opinion that the proposed transfer is not in violation of the 1933 Act and applicable state securities laws (including investor suitability standards).

                  (h) The undersigned understands that legends will be placed on any certificates or other documents evidencing the Shares with respect to the above restrictions on the assignment, resale or other disposition of the same.

                  (i) All information which the undersigned has provided to the Corporation concerning himself or herself, and his or her investor status, financial position and knowledge and experience in financial and business matters is correct and complete as of the date set forth above.

                  (j) The undersigned is a citizen of the United States of America, and is at least 21 years of age.

         3. Indemnification. The undersigned agrees to indemnify and hold harmless the Corporation and its employees, agents, attorneys and affiliates from and against all damages, losses, costs and expenses (including attorneys' fees) which they may incur by reason for the failure of the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of any of the representations and warranties made by the undersigned herein or in any document provided by the undersigned to the Corporation.

         4.       Miscellaneous.

                  (a) The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the Shares acquired pursuant hereto shall be made only in accordance with the provisions of all applicable laws.

                  (b) The undersigned agrees that this Agreement shall survive death or disability of the undersigned, and subject to the limitation on transfer contained in (a) above, shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

                  (c) Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to the undersigned under Federal or state securities laws.

                  (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

                  (e) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, applicable to contracts made therein.

                  (f) Any dispute, controversy or claim arising out of or in connection with this Agreement, including any questions regarding its existence, validity or termination shall be finally resolved by arbitration by the American Arbitration Association except as otherwise provided hereafter. Any such dispute, controversy or claim shall be submitted to a board of arbitrators composed of three competent disinterested persons, one to be chosen by the Corporation, one by the undersigned and the third to be selected by the two arbitrators so chosen. Such arbitration shall take place in Palm Beach County, Florida. The prevailing party shall be entitled to reimbursement of any and all fees of the arbitration proceedings. As to any claim for the award of non-monetary or equitable relief, each party hereby irrevocably submits to the exclusive jurisdiction of the state courts sitting in the County of Palm Beach, State of Florida.

                  The arbitrators may not award non-monetary or equitable relief of any sort. They shall have no power to award punitive damages or any other damages not measured by the prevailing party's actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitrators have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. No discovery will be permitted in connection with the arbitration unless it is expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests. The result of the arbitration will be binding on the parties, and judgment on the arbitrators' award may be entered in any court having jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this fourth day of May 2006.

1.       ALL SUBSCRIBERS MUST COMPLETE THE FOLLOWING INFORMATION


        40,000,000 (Shares Subscribed) x $.001 per Share = $40,000.00

2.       --- Individual

3.       --- Joint Tenants With Rights of Survivorship

4.       --- Community Property

5.       --- Tenants-in-Common

6.        X   Corporation/Partnership/Limited Liability Company
         ---

7.       ---- IRA of

8.       ---- Trust (Date opened:)

9.       ---- As a Custodian for ---------- under the Uniform Gift to Minors Act of the State of ------

10.      ---- Married with Separate Property

11.      ---- Keogh of ---------------------

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON
                -------------------------------------------------
                     Exact Name in Which Title is to be Held



                -------------------------------------------------
                                   (Signature)



               --------------------------------------------------
                               Name (Please Print)



                -------------------------------------------------
                          Residence: Number and Street



                -------------------------------------------------
                               City State Zip Code


                -------------------------------------------------
                             Social Security Number




           Accepted this _______ day of May, 2006, on behalf of



                                            MEDSTRONG INTERNATIONAL CORPORATION


                                            By:
                                                --------------------------------

                                            Its:
                                                --------------------------------

                 EXECUTION BY SUBSCRIBER THAT IS A CORPORATION,
               PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, ETC.


                      MOUNTAIN VIEW CAPITAL PARTNERS, INC.
                     ---------------------------------------
                     Exact Name in Which Title is to be Held



                               /s/ Gary Schultheis
                -------------------------------------------------
                                   (Signature)


                        (a)         GARY SCHULTHEIS

                                    Name (Please Print)


                        (b)         PRESIDENT

                                    Title of Person Executing Agreement


                        (c)         9858 CLINT MOORE ROAD, C-111, #300

                                    Address: Number and Street


                        (d)         BOCA RATON,   FLORIDA           33496

                                      City        State            Zip Code


                                         (APPLIED FOR)
                                 ------------------------------
                                    Tax Identification Number





           Accepted this 4th  day of May, 2006, on behalf of


                                            MEDSTRONG INTERNATIONAL CORPORATION

                                                 By:   /s/ Jeanine Folz
                                                     ----------------------


                                                 Its:  Chief Executive Officer
                                                     -----------------------